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
                                                                                                                         Exhibit M-2

Market Shares for Electric Companies in the United States: Sorted by Assets
Data Current As of December 31, 1998*
                                                                                                                     Share of
  Rank                                            Company                                          Assets              Total
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
    1  Texas Utilities Company                                                                     $ 39,514,000             5.91%
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    2  PECO/Unicom (Pro forma post-merger)#                                                          37,755,443             5.64%
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    3  Southern Company                                                                              36,192,000             5.41%
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    4  Entergy Corporation and FPL Group (Pro forma post-merger)                                     34,877,023             5.21%
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    5  FirstEnergy Corp./GPU (Pro forma post-merger)                                                 34,351,616             5.13%
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    6  PG&E Corporation                                                                              33,234,000             4.97%
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    7  AEP (Pro forma post-merger with CSW)                                                          33,227,202             4.97%
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    8  Duke Energy Corporation                                                                       26,806,000             4.01%
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    9  Consolidated Edison, Inc. and Northeast Utilites (Pro forma post-merger)                      24,768,784             3.70%
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   10  Edison International                                                                          24,698,000             3.69%
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   11  National Grid/Niagara Mohawk Holdings, Inc. (Pro forma post-merger)                           20,234,360             3.02%
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   12  Public Service Enterprise Group Inc                                                           17,997,000             2.69%
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   13  Dominion Resources, Inc.                                                                      17,517,000             2.62%
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   14  Xcel Energy (Pro forma post-merger of NSP and NCE)                                            15,068,261             2.25%
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   15  Carolina Power & Light Company and Florida Progress Corp (Pro forma post-merger)              14,508,206             2.17%
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   16  DTE Energy Company                                                                            12,088,000             1.81%
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   17  Dynegy/lllinova Corp (Pro forma post-merger)                                                  12,065,537             1.80%
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   18  CMS Energy Corporation                                                                        11,310,000             1.69%
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   19  Sempra Energy                                                                                 10,456,000             1.56%
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   20  CINergy Corp.                                                                                 10,298,795             1.54%
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   21  PPL Corporation                                                                                9,607,000             1.44%
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   22  Constellation Energy Group, Inc.                                                               9,195,000             1.37%
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   23  MidAmerican Energy Hldgs-CalEnergy                                                             9,103,524             1.36%
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   24  Ameren Corporation                                                                             8,847,439             1.32%
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   25  Hawaiian Electric Industries, Inc.                                                             8,199,260             1.23%
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   26  Western Resources, Inc.                                                                        7,951,428             1.19%
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   27  Energy East Corp (Pro forma post-merger of NYSEG and CMP)                                      7,146,221             1.07%
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   28  UtiliCorp United Inc., St. Joseph's and Empire District (Pro forma post-merger)                6,896,049             1.03%
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   29  KeySpan Corporation                                                                            6,895,102             1.03%
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   30  Pinnacle West Capital Corporation                                                              6,824,546             1.02%
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   31  Allegheny Energy, Inc.                                                                         6,747,793             1.01%
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   32  Potomac Electric Power Company                                                                 6,654,800             0.99%
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   33  Conectiv                                                                                       6,087,674             0.91%
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   34  Wisconsin Energy Corporation                                                                   5,361,757             0.80%
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   35  Citizens Utilities Company                                                                     5,292,932             0.79%
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   36  SCANA Corporation                                                                              5,281,000             0.79%
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   37  DQE                                                                                            5,247,563             0.78%
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   38  NiSource Inc.                                                                                  4,986,503             0.75%
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   39  Alliant Energy Corporation                                                                     4,959,337             0.74%
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   40  LG&E Energy Corp.                                                                              4,773,268             0.71%
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   41  Puget Sound Energy, Inc.                                                                       4,720,689             0.71%
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   42  TECO Energy, Inc.                                                                              4,179,300             0.62%
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   43  DPL Inc.                                                                                       3,855,900             0.58%
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   44  Avista Corporation                                                                             3,253,636             0.49%
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   45  NSTAR                                                                                          3,204,036             0.48%
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   46  Kansas City Power & Light Company                                                              3,012,364             0.45%
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   47  OGE Energy Corp.                                                                               2,983,929             0.45%
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   48  Montana Power Company                                                                          2,928,095             0.44%
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   49  UniSource Energy Corporation                                                                   2,634,180             0.39%
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   50  Sierra Pacific Resources                                                                       2,607,824             0.39%
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   51  Public Service Company -New Mexico                                                             2,576,788             0.39%
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   52  Reliant Energy, Incorporated                                                                   2,452,935             0.37%
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   53  RGS Energy Group, Inc.                                                                         2,452,935             0.37%
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   54  IDACORP, Inc.                                                                                  2,451,620             0.37%
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   55  Minnesota Power, Inc.                                                                          2,317,100             0.35%
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
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
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   56  IPALCO Enterprises, Inc.                                                                       2,118,945           0.32%
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   57  United Illuminating Company                                                                    1,891,336           0.28%
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   58  El Paso Electric Company                                                                       1,891,219           0.28%
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   59  Northwestern Corporation                                                                       1,736,216           0.26%
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   60  WPS Resources Corporation                                                                      1,510,387           0.23%
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   61  MDU Resources Group, Inc.                                                                      1,452,775           0.22%
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   62  Cleco Corporation                                                                              1,429,000           0.21%
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   63  CH Energy Group, Inc.                                                                          1,316,038           0.20%
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   64  CILCORP Inc.                                                                                   1,312,940           0.20%
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   65  SIGCORP, Inc.                                                                                  1,029,518           0.15%
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   66  TNP Enterprises, Inc.                                                                            993,765           0.15%
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   67  Otter Tail Power Company                                                                         655,612           0.10%
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   68  Bangor Hydro-Electric Company                                                                    605,689           0.09%
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   69  Black Hills Corporation                                                                          559,417           0.08%
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   70  Central Vermont Public Service Corp                                                              530,282           0.08%
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   71  Madison Gas and Electric Company                                                                 466,265           0.07%
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   72  Unitil Corporation                                                                               376,835           0.06%
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   73  Green Mountain Power Corporation                                                                 309,824           0.05%
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   74  Maine Public Service Company                                                                     164,296           0.02%
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       Total                                                                                       $669,007,113          100.0%
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

* 1998 data does not reflect changed circumstances occurring since December 31, 1998.
# 1998 data does not reflect ComEd's 1999 divestiture of approximately 9300 MW of fossil-fired generation to Edison Mission Energy. If the $4.8 billion value of that transaction were to be subtracted from the value of Exelon's assets reflected in the foregoing table, Exelon's rank in the asset listing would fall from second to seventh.

Data Source: Exelon utilizes data first submitted by American Electric Power Company, Inc., and Central and Southwest Corporation in their Amendment No. 5 to their Form U-1, filed on May 24, 2000, and later submitted by New Century Energies, Inc., and Northern States Power Company in their Amendment No. 3 their Form U-1, filed on August 3, 2000. The information was developed for AEP and CSW by Navigant Consulting, Inc., using Form 10-K filings and FERC Form 1 filings.